Exhibit 99.2

Supplemental Financial Information Presentation

Q4 2014

February 26, 2015

Information is as of December 31, 2014 except as otherwise noted.

It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.

Legal Disclaimer

This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (“ARI” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,”“expect,”“anticipate,”“estimate,”“plan,”“continue,”“intend,”“should,”“may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.

The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possibleeventsor factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and other periodic reports filed with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to slide 3 for a definition of “Operating Earnings” and the reconciliation of “Operating Earnings” to the applicable GAAP financial measure set forth on slide 17.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.

Past performance is not indicative nor a guarantee of future returns.

Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI.

1

Apollo Commercial Real Estate Finance, Inc. 2014 Fourth Quarter Earnings Call

February 26, 2015

Stuart Rothstein

Chief Executive Officer and President

Scott Weiner

Chief Investment Officer of the Manager

Megan Gaul

Chief Financial Officer, Treasurer and Secretary

Hilary Ginsberg

Investor Relations Manager

2

APOLLO

COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

# ARI – Financial Summary

| *($ amounts in thousands, except per share data)* | Three Months Ended | | | Twelve Months Ended | | |
|---|---|---|---|---|---|---|
| **Income Statement** | **December 31, 2014** | **December 31, 2013** | **% Change** | **December 31, 2014** | **December 31, 2013** | **% Change** |
| Interest income | $ 37,789 | $ 21,471 | 76.0% | $ 123,347 | $ 77,463 | 59.2% |
| Interest expense | $ (10,740) | $ (1,450) | 640.7% | $ (26,541) | $ (4,356) | 509.3% |
| Net interest income | $ 27,049 | $ 20,021 | 35.1% | $ 96,806 | $ 73,107 | 32.4% |
| Operating earnings[(1)] | $ 21,179 | $ 14,488 | 46.2% | $ 73,982 | $ 51,443 | 43.8% |
| Operating earnings per share[(1)] | $ 0.45 | $ 0.39 | 15.4% | $ 1.69 | $ 1.44 | 17.4% |
| Diluted weighted average shares of common stock outstanding | 47,085,617 | 37,390,369 | 25.9% | 43,684,805 | 35,679,755 | 22.4% |

| **Balance sheet** | **December 31, 2014** | **December 31, 2013** | **% Change** |
|---|---|---|---|
| Investments at amortized cost [(2)] | $ 1,618,623 | $ 848,761 | 90.7% |
| Net equity in investments at cost | $ 1,026,556 | $ 676,855 | 51.7% |
| Common stockholders' equity | $ 768,819 | $ 596,706 | 28.8% |
| Preferred stockholders' equity | $ 86,250 | $ 86,250 | - |
| Outstanding repurchase agreement borrowings | $ 622,194 | $ 202,033 | 208.0% |
| Convertible senior notes | $ 246,464 | $ - | 100.0% |
| Debt to common equity[(3)] | 1.2x | 0.4x | |
| Fixed charge coverage[(4)] | 2.8x | 5.3x | |

(1) *Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income, (iii) unrealized income from equity investments and (iv) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders' equity in accordance with GAAP. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share.*

(2) *Includes Commercial Mortgage Backed Securities, ("CMBS") held-to-maturity, which are net of a participation sold during June 2014. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At December 31, 2014, ARI had one such participation sold with a carrying amount of $89,584.*

(3) *Debt to common equity is net of participations sold.*

(4) *Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.*

3

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

# ARI – Historical Financial Overview

## Operating Earnings ($000s) [1]


$90,000
$75,000
$60,000
$45,000
$30,000
$15,000
$0
$28,054
$8,277
$7,643
$7,086
$5,047
$33,914
$7,376
$9,218
$8,526
$8,796
$51,443
$14,488
$13,272
$11,721
$11,963
$73,982
$21,179
$20,768
$18,045
$13,991
2011
2012
2013
2014

## Operating Earnings per Share of Common Stock[1]


$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$1.47
$0.39
$0.38
$0.40
$0.29
$1.50
$0.27
$0.44
$0.41
$0.42
$1.44
$0.39
$0.35
$0.31
$0.39
$1.69
$0.45
$0.44
$0.42
$0.37
2011
2012
2013
2014

## Net Interest Income ($000s)


$105,000
$90,000
$75,000
$60,000
$45,000
$30,000
$15,000
$0
$38,464
$10,946
$10,236
$9,683
$7,599
$48,677
$12,303
$13,236
$11,951
$11,187
$73,107
$20,021
$18,786
$17,233
$17,067
$96,806
$27,049
$26,570
$23,784
$19,403
2011
2012
2013
2014

## Dividends per Share of Common Stock


$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$1.60
$0.40
$0.40
$0.40
$0.40
$1.60
$0.40
$0.40
$0.40
$0.40
$1.60
$0.40
$0.40
$0.40
$0.40
$1.60
$0.40
$0.40
$0.40
$0.40
2011
2012
2013
2014

(1) *Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income, (iii) unrealized income from equity investments and (iv) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders' equity in accordance with GAAP. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share.*

4

ARI – Q4 Financial Highlights

ARI – Q4 Financial Highlights

Operating Earnings for the year ended December 31, 2014 of $74.0 million, or $1.69 per diluted share of common stock, a 17.4% per share increase as compared to Operating Earnings of $51.4 million, or $1.44 per diluted share of common stock for the year ended December 31, 2013(1)

Net interest income of $96.8 million

Total expenses of $18.1 million, comprised of management fees of $12.0 million, G&A of $4.5 million and equity-based compensation of $1.6 million Net income available to common stockholders for the year ended December 31, 2014 of $75.3 million, or $1.72 per diluted share of common stock

Dividends

Declared a dividend of $0.40 per share of common stock for the quarter ended December 31, 2014

Declared a divided of $0.44 per share of common stock for the quarter ending March 31, 2015, a 10% increase from the prior quarter Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock of $0.5391 per share for stockholders of record on December 31, 2014

Book Value

? GAAP book value of $16.39 per share as of December 31, 2014

(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income (iii) unrealized income from equity investments and (iv) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders’ equity in accordance with GAAP. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share.

ARI – Q4 New Investments

Summary of New Investments

12 Months

Quarter Ended Ended

12/31/2014 12/31/2014

Number of Loans Closed 5 16

Capital Committed to Loans ($ in thousands) $ 351,184 $ 967,850

Fixed Rate %/Floating Rate %(1) 14%/86% 26%/74%

First Mortgage %/Subordinate Loan % 76%/24% 74%/26%

Weighted Average Loan-to-Value 61.0% 61.7%

Equity Invested in CMBS ($ in thousands) $ 4,657 $ 75,001

Weighted Average Duration of CMBS 3.0 years 2.8 years

Total Capital Committed ($ in thousands) $ 351,184 $ 1,092,326

Weighted Average IRR(2) 12.8% 12.6%

(1) Based upon committed amount of loan.

(2) The Internal Rate of Return (“IRR”) for the investments shown in this presentation reflect the returns underwritten by ACREFI Management, LLC, the Company’s external manager (the “Manager”), calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above. See “Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time. IRR calculation excludes ARI’s investment in BKB Bank.

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

# ARI – Commercial Real Estate Debt Portfolio Overview

| Asset Type ($000s) | Amortized Cost | Borrowings | Equity at Cost[1] | Remaining Weighted Average Life (years )[2] | Current Weighted Average Underwritten IRR[3][4] | Levered Weighted Average Underwritten IRR[3][4][5] |
|---|---|---|---|---|---|---|
| First Mortgage Loans | $ 458,520 | $ 168,124 | $ 290,396 | 3.7 | 12.6% | 12.9% |
| Subordinate Loans[6] | 625,881 | - | 625,881 | 3.5 | 13.1 | 13.1 |
| CMBS | 534,222 | 454,070 | 110,279 | 2.3 | 16.2 | 16.2 |
| **Investments at December 31, 2014** | **$ 1,618,623** | **$ 622,194** | **$ 1,026,556** | **3.2 Years** | **13.3%** | **13.4%** |

*(1) CMBS includes $30.1 million of restricted cash related to the Company's master repurchase agreement with UBS AG (the "UBS Facility").*

*(2) Remaining Weighted Average Life assumes all extension options are exercised.*

*(3) Borrowings under the Company's master repurchase agreement with JPMorgan Chase Bank, N.A. (the "JPMorgan Facility") bear interest at LIBOR plus 250 basis points, or 2.7% at December 31, 2014. The IRR calculation further assumes the JPMorgan Facility or any replacement facility will remain available over the life of these investments.*

*(4) The underwritten IRR for the investments shown in this table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See "Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time*

*(5) The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the Company re-borrowing approximately $6,753 in total under the JPMorgan Facility or any replacement facility with similar terms. Without such re-borrowing, the levered weighted average underwritten IRRs will be as indicated in the current weighted average underwritten IRR column above.*

*(6) Subordinate loans also include CMBS, held-to-maturity, which represents a loan the Company closed during May 2014 that was subsequently contributed to a securitization during August 2014. During May 2014, the Company closed a $155,000 floating-rate whole loan secured by the first mortgage and equity interests in an entity that owns a resort hotel in Aruba. During June 2014, the Company syndicated a $90,000 senior participation in the loan and retained a $65,000 junior participation. During August 2014, both the $90,000 senior participation and the Company's $65,000 junior participation were contributed to a CMBS securitization. In exchange for contributing its $65,000 junior participation, the Company received a CMBS secured solely by the $65,000 junior participation. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At December 31, 2014, ARI had one such participation sold with a carrying amount of $89,584.*

7

ARI – Commercial Real Estate Debt Portfolio Overview

Net Invested Equity at Amortized Cost Basis(1)

Net Invested Equity at Amortized Cost Basis(1)

CMBS 11%

First Mortgage Subordinate Loans Loans 61% 28%

Property Type by Net Equity(1) Geographic Diversification by Net Equity(1)

International

Securities 15%

Residential—for 14% New York City sale 28%

31% Southwest 3%

Residential -rental 19%

West 15%

Northeast (excluding

Retail NYC)

2% 4% Ski Resort Industrial

5% 3% Midwest

Healthcare 10% Securities

Hotel

4% 16% 14% Office Mixed Use Mid-Atlantic Southeast

3% 3%

7% 4%

(1) Subordinate loans include CMBS, held-to-maturity which are net of a participation sold during June 2014. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At December 31, 2014, ARI had one such participation sold with a carrying amount of $89,584.

8

ARI – Loan Portfolio—Maturity and Type

Fully Extended Loan Maturities and Future Fundings Loan Position and Rate Type(1)(3)

(1)(2)(3)(4)

$500

$461.8

$450 Senior Loan Fixed

Senior Loan 16%

Floating

$400 27%

$350

Millions) $300

in $244.5

$ $250

(

$200 $185.1 $188.8 Subordinate Loan

$164.9 Fixed

$150 $139.6 $142.8 27%

$100 Subordinate Loan

$50.0 Floating

$50 $30.1 $30.2 $32.0 30%

$0

2015 2016 2017 2018 2019 2020 2021 2022 2023

Fully extended maturity Future funding commitment

57% Floating Rate/43% Fixed Rate

(1) Based upon Face Amount of Loans; Does not include CMBS, but does include CMBS, held-to-maturity. (2) Maturities reflect the fully funded amounts of the loans.

(3) Subordinate loans include CMBS, held-to-maturity which are net of a participation sold during June 2014. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At December 31, 2014, ARI had one such participation sold with a carrying amount of $89,584.

(4) Future funding dates are based upon the Manager’s projections and are subject to change.

ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)

First Mortgage Loans

Balance at

0% 10% 20% 30% 40% 50% 60% 70% 80%

Description ($ in thousands) Location 12/31/2014 Starting LTV Ending LTV First Mortgage—Destination homes Various $ 100,046 0% 49% First Mortgage—Pre-development loan New York $ 67,300 0% 58% First Mortgage—Multifamily North Dakota $ 57,792 0% 72% First Mortgage—Destination homes New York/Hawaii $ 50,000 0% 75% First Mortgage—Hotel Pennsylvania $ 34,000 0% 65% First Mortgage—Condo conversion(1) New York $ 33,846 0% 30% First Mortgage—Multifamily New York $ 30,000 0% 63% First Mortgage—Condo development Maryland $ 28,000 0% 65% First Mortgage—Hotel Maryland $ 24,590 0% 66% First Mortgage—Retail Ohio $ 20,000 0% 55% First Mortgage—Condo development Maryland $ 20,000 0% 66% Total/Weighted Average $ 465,574 59%

Subordinate Financings

Balance at

Description ($ in thousands) Location 12/31/2014 Starting LTV Ending LTV 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Subordinate—Condo development(2) New York $ 76,344 32% 47% Subordinate—Resort hotel(3) Aruba $ 65,000 35% 60% Subordinate—Pre-development loan(4) London $ 56,450 45% 78% Subordinate—Healthcare portfolio Various $ 50,000 57% 62% Subordinate—Condo construction New York $ 50,000 50% 60% Subordinate—Pre-development loan New York $ 44,000 56% 83% Subordinate—Ski resort California $ 40,000 37% 58% Subordinate—Hotel portfolio Various $ 34,042 44% 51% Subordinate—Industrial portfolio Various $ 32,000 65% 73% Subordinate—Condo conversion(1) New York $ 29,751 30% 56% Subordinate—Hotel portfolio Minnesota $ 24,486 56% 68% Subordinate—Mixed-use Pennsylvania $ 22,500 54% 69% Subordinate—Hotel New York $ 20,000 50% 61% Subordinate—Multifamily/Condo/Hotel(5) Various $ 19,464 80% 90% Subordinate—Ski resort Montana $ 15,000 46% 59% Subordinate—Multifamily New York $ 14,608 35% 47% Subordinate—Office New York $ 14,000 61% 70% Subordinate—Office Missouri $ 9,711 60% 70% Subordinate—Office Michigan $ 8,813 41% 53% Subordinate—Mixed-use North Carolina $ 6,525 62% 75% Total/Weighted Average $ 632,694 63%

(1) Both loans are for the same property; Mezzanine loan ending LTV includes committed amount plus PIK. (2) LTV is based upon the committed amount plus PIK.

(3) This is CMBS, held-to-maturity and is net of a participation sold. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At December 31, 2014, this participation sold had a carrying amount of $89,584.

(4) Based upon £32.1 face amount converted to USD based upon the conversion rate on December 31, 2014. (5) Ending LTV is based upon the committed amount of $19.5 million.

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

# ARI – CMBS Portfolio[1]

| CUSIP | Description |
|---|---|
| 07388YAB8 | BSCMS 07-PW16 A2 |
| 61754KAC9 | MSC 07-IQ14 A2 |
| 92978YAB6 | WBCMT 07-C32 A2 |
| 61751NAD4 | MSC 2007-HQ11 A31 |
| 92978TAB7 | WBCMT 2007-C31 A2 |
| 92978PAJ8 | WBCMT 2006-C29 AJ |
| 07388QAH2 | BSCMS 2007-PW17 AJ |
| 07401DAH4 | BSCMS 2007PW18 AJ |
| 46625YVZ3 | JPMCC 2005-CB13 AJ |
| 50180CAG5 | LBUBS 2006-C7 AJ |
| 60688CAJ5 | MLCFC 2007-9 AJ |
| 05947US25 | BACM 2005-3 AJ |
| 61756VAJ0 | MSC 2007-1Q16 AJ |

| CUSIP | Description |
|---|---|
| 59025KAG7 | MLMT 2007-C1 AM |
| 22546BAH3 | CSMC 2007-C5 AM |
| 36159XAH3 | GECMC 2007-C1 AM |
| 46627QBC1 | JMPCC 2006-CB15 AM |
| 46631BAJ4 | JPMCC 2007-LD11 AM |
| 14986DAJ9 | CD 2006-CD3 AJ |
| 17311QBN9 | CGCMT 2007-C6 AJ |
| 17313KAK7 | CGCMT 2008-C7 AJ |
| 20047QAH8 | COMM 2006-C7 AJ |
| 61755YAK0 | MSC 2007-IQ15 AJ |
| 46629YAH2 | JPMCC 2007-CB18AJ |
| 173311QAE0 | CGCMT 2007-C6 AJFX |

| | Face | Amortized Cost | Remaining Weighted Average Life with Extensions (years) | Estimated Fair Value | Debt | Net Equity at Cost[2] |
|---|---|---|---|---|---|---|
| CMBS – Total | $ 544,190 | $ 534,222 | 2.3 Years | $ 539,835 | $ 454,070 | $ 110,279 |

(1) *Does not include CMBS, held-to-maturity.*
(2) *Includes $30.1 million of restricted cash related to the UBS Facility*

11

APOLLO

COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

# Portfolio Metrics – Quarterly Migration Summary

| **Portfolio Metrics ($ in thousands)** | Q4 2014 | Q3 2014 | Q2 2014 | Q1 2014 | Q4 2013 |
|---|---|---|---|---|---|
| **(Investment balances represent amortized cost)** | | | | | |
| First Mortgage Loans | $ 458,520 | $ 369,924 | $ 343,810 | $ 185,516 | $ 161,099 |
| Subordinate Loans[1] | 625,881 | 650,084 | 659,045 | 484,979 | 497,484 |
| CMBS | 534,222 | 511,445 | 339,724 | 173,174 | 190,178 |
| *Total Investments* | $ 1,618,623 | $ 1,531,453 | $ 1,342,579 | $ 843,669 | $ 848,761 |
| **(Investment balances represent net equity, at cost)** | | | | | |
| First Mortgage Loans | $ 290,396 | $ 247,202 | $ 197,112 | $ 185,513 | $ 140,716 |
| Subordinate Loans[1] | 625,881 | 650,084 | 659,045 | 484,979 | 497,484 |
| CMBS | 110,279 [4] | 99,988 [5] | 70,325 [4] | 36,310 [4] | 38,655 [4] |
| *Net Equity in Investments at Cost* | $ 1,026,556 | $ 997,274 | $ 926,482 | $ 706,802 | $ 676,855 |
| Levered Weighted Average Underwritten IRR[2] | 13.4% [6] | 13.7% [6] | 13.9% [6] | 14.1% [6] | 14.1% [6] |
| Weighted Average Duration | 3.2 Years | 3.0 Years | 3.2 Years | 3.2 Years | 3.3 Years |
| Loan Portfolio Weighted Average Ending LTV[3] | 62.0% | 58.0% | 58.0% | 58.0% | 58.0% |
| Borrowings Under Repurchase Agreements | $ 622,194 | $ 537,766 | $ 446,224 | $ 166,994 | $ 202,033 |
| Convertible Senior Notes | $ 246,464 | $ 246,054 | $ 139,362 | $ 139,163 | $ - |
| Debt-to-Common Equity | 1.2x [7] | 1.1x [7] | 0.8x [7] | 0.5x | 0.4x |

(1) *Subordinate loans include CMBS, held-to-maturity which are net of a participation sold during June 2014. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At December 31, 2014, ARI had one such participation sold with a carrying amount of $89,584.*

(2) *The underwritten IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See "Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time*

(3) *Does not include CMBS.*

(4) *Includes $30.1 million of restricted cash related to the UBS Facility.*

(5) *Includes $30.1 million of restricted cash related to the UBS Facility and $26.5 million related to investments purchased not yet settled.*

(6) *Represents an underwritten levered weighted average IRR. The Company's ability to achieve the underwritten levered weighted average IRR additionally depends upon the Company re-borrowing approximately $6,753 under the JPMorgan Facility or any replacement facility with similar terms with regard to its portfolio of first mortgage loans. Without such re-borrowing, the levered weighted average underwritten IRR will be lower than the amount shown above, as indicated in the current weighted average underwritten IRR column on slide 7.*

(7) *Net of participation sold.*

12

Financing Overview

ARI had total borrowings outstanding of $622 million at December 31, 2014:

Weighted Average

Remaining Weighted

Facility ($000s) Debt Balance Maturity(1) Average Rate

Wells Facility $ 20,166 0.2 years 1.0%

UBS Facility 133,899 3.7 years 2.8%

Deutsche Bank Facility 300,005 3.3 years 3.7%

JPMorgan Facility(2) 168,124 0.1 years 2.7%

Total Borrowings at December 31, 2014 $ 622,194 3.2 years 3.2%

ARI’s borrowings had the following remaining maturities at December 31, 2014:

Less than 1

Facility ($000s) year 1 to 3 years 3 to 5 years Total

Wells Facility $ 20,166 $ — $ — $ 20,166

UBS Facility(1) — 133,899 — 133,899

Deutsche Bank Facility 40,476 213,654 45,875 300,005

JPMorgan Facility(2) 168,124 — — 168,124

Total Borrowings at December 31, 2014 $ 228,766 $ 347,553 $ 45,875 $ 622,194

(1) Assumes extension options on the UBS Facility are exercised.

(2) The JPMorgan Facility was amended and restated in January, 2015 for a term of two years with a one year extension option.

Financials

Consolidated Balance Sheets

(in thousands—except share and per share data)

December 31, 2014 December 31, 2013

Assets:

Cash $ 40,641 $ 20,096

Restricted cash 30,127 30,127

Securities available-for-sale, at estimated fair value 17,105 33,362

Securities, at estimated fair value 522,730 158,086

Securities, held-to-maturity 154,283 -

Commercial mortgage loans, held for investment, net 458,520 161,099

Subordinate loans, held for investment, net 561,182 497,484

Investment in unconsolidated joint venture 37,016 -

Derivative instrument 4,070 -

Interest receivable 10,829 6,022

Deferred financing costs, net 7,444 628

Other assets 1,200 600

Total Assets $ 1,845,147 $ 907,504

Liabilities and Stockholders’ Equity

Liabilities:

Borrowings under repurchase agreements $ 622,194 $ 202,033

Convertible senior notes, net 246,464 -

Participations sold 89,584 -

Accounts payable and accrued expenses 7,578 2,660

Payable to related party 3,240 2,628

Dividends payable 21,018 17,227

Total Liabilities 990,078 224,548

Stockholders’ Equity:

Preferred stock, $0.01 par value,ue 50,000,000 shares authorized and 3,450,000 shares issued and outstanding in 2014 and 2013 ($86,250 aggregate liquidation preference) 35 35

Common stock, $0.01 par value, 450,000,000 shares authorized 46,900,422 and 36,888,467 shares issued and outstanding in 2014 and 2013, respectively 469 369

Additional paid-in-capital 868,035 697,610

Retained earnings (accumulated deficit) (10,485) (14,188)

Accumulated other comprehensive loss (2,985) (870)

Total Stockholders’ Equity 855,069 682,956

Total Liabilities and Stockholders’ Equity $ 1,845,147 $ 907,504

Consolidated Statement of Operations

Three months ended Twelve months ended

December 31, December 31, December 31, December 31,

2014 2013 2014 2013

Net interest income:

Interest income from securities $ 8275, $ 3,633 $ 21,189 $ 12,267

Interest income from securities, held to maturity 3,165 — 4,613 -

Interest income from commercial mortgage loans 9,328 3,812 27,802 16,034

Interest income from subordinate loans 17,021 14,026 69,743 49,162

Interest expense (10,740) (1,450) (26,541) (4,356)

Net interest income 27,049 20,021 96,806 73,107

Operating expenses:

General and administrative expenses (includes $481 and $1,576 of equity-based compensation in 2014 and $1,392 and $3,488 in 2013,

respectively) (1,796) (2,438) (6,151) (7,563)

Management fees to related party (3,236) (2,627) (11,960) (10,012)

Total operating expenses (5,032) (5,065) (18,111) (17,575)

Income from unconsolidated joint venture (69) — (157) -

Interest income from cash balances 9 1 34 20

Unrealized gain/(loss) on securities (639) 908 4,147 (3,065)

Foreign currency loss (1,413) — (4,050) -

Gain/(loss) on derivative instruments (includes $2,137 and $4,070 of unrealized gains in 2014 and $0 and $155 of unrealized gains in 2013,

respectively) 2,137 (1) 4,070 (2)

Net income $ 22,042 $ 15,864 $ 82,739 $ 52,485

Preferred dividends (1,860) (1,860) (7,440) (7,440)

Net income available to common stockholders $ 20,182 $ 14,004 $ 75,299 $ 45,045

Basic and diluted net income per share of common stock $ 0.43 $ 0.37 $ 1.72 $ 1.26

Basic weighted average shares of common stock outstanding 46,852,646 36,886,619 43,464,255 35,212,211

Diluted weighted average shares of common stock outstanding 47,085,617 37,390,369 43,684,805 35,679,755

Dividend declared per share of common stock $ 0.40 $ 0.40 $ 1.60 $ 1.60

Reconciliation of Operating Earnings to Net Income

Three Months Ended

Earnings Per Share Earnings Per Share

December 31, 2014 (Diluted) December 31, 2013 (Diluted)

Operating Earnings:

Net income available to common stockholders $ 20,182 $ 0.43 $14,004 $ 0.37

Adjustments:

Income from unconsolidated joint venture 69 — — -

Unrealized (gain)/loss on securities 639 0.01 (908) (0.02)

Unrealized (gain)/loss on derivative instruments (2,137) (0.04) — -

Equity-based compensation expense 481 0.01 1,392 0.04

Foreign currency loss 1,413 0.03 — -

Amortization of convertible notes related to equity reclassification 532 0.01 — -

Total adjustments: 997 0.02 484 0.02

Operating Earnings $ 21,179 $ 0.45 $ 14,488 $ 0.39

Basic weighted average shares of common stock outstanding 46,852,646 36,886,619

Diluted weighted average shares of common stock outstanding 47,085,617 37,390,369

Twelve Months Ended

Earnings Per Share Earnings Per Share

December 31, 2014 (Diluted) December 31, 2013 (Diluted)

Operating Earnings:

Net income available to common stockholders $ 75,299 $ 1.72 $ 45,045 $ 1.26

Adjustments:

Income from unconsolidated joint venture 157 — — -

Unrealized (gain)/loss on securities (4,147) (0.09) 3,065 0.09

Unrealized (gain)/loss on derivative instruments (4,070) (0.09) (155) (0.01)

Equity-based compensation expense 1,576 0.04 3,488 0.10

Foreign currency loss 4,050 0.09 — -

Amortization of convertible notes related to equity reclassification 1,117 0.02 — -

Total adjustments: (1,317) (0.03) 6,398 0.18

Operating Earnings $ 73,982 $ 1.69 $ 51,443 $ 1.44

Basic weighted average shares of common stock outstanding 43,464,225 35,212,211

Diluted weighted average shares of common stock outstanding 43,684,805 35,679,755

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

# Financial Metrics – Quarterly Migration Summary

| Financial Metrics<br>($ in thousands, except per share data) | Q4 2014 | Q3 2014 | Q2 2014 | Q1 2014 | Q4 2013 |
|---|---|---|---|---|---|
| Net Interest Income | $ 27,049 | $ 26,570 | $ 23,784 | $ 19,403 | $ 20,021 |
| Management Fee | 3,236 | 3,193 | 2,966 | 2,565 | 2,627 |
| General and Administrative Costs | 1,315 | 1,126 | 1,117 | 1,016 | 1,046 |
| Non-Cash Stock Based Compensation | 481 | 308 | 362 | 426 | 1,392 |
| Net Income Available to Common Stockholders | $ 20,182 | $ 17,299 | $ 22,098 | $ 15,720 | $ 14,004 |
| GAAP Diluted EPS | $ 0.43 | $ 0.37 | $ 0.51 | $ 0.42 | $ 0.37 |
| Operating Earnings(1) | $ 21,179 | $ 20,768 | $ 18,045 | $ 13,991 | $ 14,488 |
| Operating EPS(1) | $ 0.45 | $ 0.44 | $ 0.42 | $ 0.37 | $ 0.39 |
| Distributions Declared to Common Stockholders | $ 0.40 | $ 0.40 | $ 0.40 | $ 0.40 | $ 0.40 |
| GAAP Book Value per Share of Common Stock | $ 16.39 | $ 16.42 | $ 16.30 | $ 16.21 | $ 16.18 |
| Total Stockholders' Equity | $ 855,069 | $ 855,686 | $ 849,998 | $ 687,912 | $ 682,956 |
| Diluted weighted average shares of common stock outstanding | 47,085,617 | 47,068,929 | 43,099,354 | 37,341,050 | 37,390,369 |
| Return on Common Equity Based on Operating Earnings(2) | 11.0% | 10.8% | 10.6% | 9.4% | 9.7% |

*(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income (iii) unrealized income from equity investments and (iv) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders' equity in accordance with GAAP. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.*

*(2) Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders' equity for the period.*

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